Exhibit 31.1

Certification under Rule 13a-14(a)/15d-14(a) of

Rick L. Hurt, Secretary, Treasurer, Director

I, Rick L. Hurt, certify that:

  I have reviewed this quarterly report Form 10-QSB of Intermountain Refining Co., Inc.;
  Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Intermountain as of, and for, the periods presented in this report;
  Intermountain's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Intermountain and have:
    Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Intermountain is made known to us by others within Intermountain, particularly during the period in which this report is being reported;
    Evaluated the effectiveness of Intermountain's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
    Disclosed in this report any change in Intermountain's internal control over financial reporting that occurred during Intermountain's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, Intermountain's control over financial reporting; and
  Intermountain's other certifying officer and I have disclosed, based on most recent evaluation of internal control over financial reporting, to Intermountain's auditors and Intermountain's board of directors:
    All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Intermountain's ability to record, process, summarize and report financial information; and
    Any fraud, whether or not material, that involves management or other employees who have a significant role in Intermountain's internal control over financial reporting.

Date: February 16, 2006

/s/ Rick L. Hurt________
Rick L. Hurt, Treasurer, Secretary, Director